UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21131

John Hancock Preferred Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street
Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2010

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock
MUTUAL FUNDS

John Hancock
Preferred Income Fund

Annual Report
7.31.10

Ticker | **HPI**

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.), LLC

Preferred stocks were one of the best-performing asset classes during the 12-month period ended July 31, 2010, posting historically strong gains that were powered by a combination of improving macroeconomic conditions, better corporate financial news and favorable supply and demand forces. For the 12 months ended July 31, 2010, John Hancock Preferred Income Fund returned 31.63% at net asset value (NAV) and 29.56% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV price at any time. For the same 12-month period, the Barclays Capital U.S. Aggregate Bond Index returned 8.91% and the Bank of America Merrill Lynch Preferred Stock Hybrid Securities Index returned 17.15%.

The Fund outperformed the Barclays Capital U.S. Aggregate Bond Index because preferred stocks outpaced U.S. government securities and investment-grade corporate bonds, two of the main components of that benchmark. In terms of the Bank of America Merrill Lynch Preferred Stock Hybrid Securities Index, the Fund’s performance stemmed from its relatively light exposure to real estate investment trusts (REITs), which lagged, and its non-index holdings in certain tax-advantaged securities. Holdings in media companies CBS Corp. and Comcast Corp. were two of the Fund’s better-performing holdings. Many of the Fund’s utility preferred stock holdings also fared well. Included in this category were SCANA Corp., Entergy and Westar Energy, Inc. As for preferred stocks issued by financial companies, the mere prospect of reduced supply of big-bank preferreds was enough to help provide support for preferred stocks issued by JPMorgan Chase and US Bancorp. In contrast, preferred stocks issued by European financial company Santander were relative laggards, hurt by spreading concerns about sovereign debt in Europe.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. When the Fund’s investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the Fund may be more volatile than other mutual funds, and the values of its investments may go up and down more rapidly. Specifically, utilities can be hurt by higher interest costs in connection with capital construction programs, costs associated with environmental and other regulations and the effects of economic declines, surplus capacity and increased competition. In addition, the Fund may invest in financial services companies, which can be hurt by economic declines, changes in interest rates, regulatory and market impacts. The Fund’s international investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

6	Preferred Income Fund | Annual report

Portfolio summary

Top 10 Holdings[1]

Nexen, Inc., 7.350%	4.3%	Interstate Power & Light Company,
		Series B, 8.375%	2.6%
Viacom, Inc., 6.850%	3.3%
		Barclays Bank PLC, Series 5, 8.125%	2.5%
MetLife, Inc., Series B, 6.500%	3.0%
		SCANA Corp., 7.700%	2.5%
Telephone & Data Systems, Inc.,
Series A, 7.600%	2.7%	Wells Fargo & Company, 8.000%	2.5%

PFGI Capital Corp., 7.750%	2.7%	Comcast Corp., Series B, 7.000%	2.2%

Sector Composition[2,3]

Financials	54%	Energy	5%

Utilities	22%	Consumer Staples	1%

Consumer Discretionary	7%	Short-Term Investments	4%

Telecommunication Services	7%

Country Composition[2]

United States	84%	Netherlands	4%

United Kingdom	5%	Switzerland	2%

Canada	4%	Other	1%

1 As a percentage of the Fund’s total investments on 7-31-10. Excludes cash and cash equivalents.

 2 As a percentage of the Fund’s total investments on 7-31-10.

3 Investments focused in one sector may fluctuate more widely than investments diversified across sectors. Because the Fund may focus on particular sectors, its performance may depend on the performance of those sectors.

Annual report | Preferred Income Fund	7

Fund’s investments

As of 7-31-10

	Shares	Value

Preferred Stocks 140.16%		$715,303,764

(Cost $740,412,839)

Consumer Discretionary 10.86%		55,434,821

Media 10.86%

CBS Corp., 6.750% (Z)	268,100	6,648,877

CBS Corp., 7.250%	67,000	1,674,330

Comcast Corp., 7.000% (Z)	227,000	5,861,140

Comcast Corp., Series B, 7.000% (Z)	634,000	16,338,180

Viacom, Inc., 6.850% (Z)	985,065	24,912,294

Consumer Staples 2.09%		10,662,438

Food & Staples Retailing 2.09%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)(Z)	143,000	10,662,438

Energy 6.38%		32,584,160

Oil, Gas & Consumable Fuels 6.38%

Nexen, Inc., 7.350% (Z)	1,316,000	32,584,160

Financials 80.01%		408,304,627

Capital Markets 8.30%

Credit Suisse Guernsey, 7.900%	436,850	11,393,048

Lehman Brothers Holdings Capital Trust III,
Series K, 6.375% (I)	150,000	12,000

Lehman Brothers Holdings, Inc., Depositary
Shares, Series C, 5.940% (I)	175,600	8,780

Morgan Stanley Capital Trust III, 6.250% (Z)	238,100	5,759,639

Morgan Stanley Capital Trust IV, 6.250% (Z)	318,560	7,425,634

Morgan Stanley Capital Trust V, 5.750% (Z)	417,600	9,341,712

Morgan Stanley Capital Trust VI, 6.600%	38,300	934,137

Morgan Stanley Capital Trust VII, 6.600%	30,300	725,382

The Goldman Sachs Group, Inc., Series B,
6.200% (L)(Z)	272,700	6,771,141

Commercial Banks 15.73%

Barclays Bank PLC, Series 3, 7.100%	78,600	1,906,050

Barclays Bank PLC, Series 5, 8.125% (L)(Z)	729,000	18,902,970

HSBC Holdings PLC, Series A, 6.200% (Z)	161,000	3,609,620

Royal Bank of Scotland Group PLC,
Series L, 5.750%	580,000	9,459,800

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500%	302,000	8,456,000

8	Preferred Income Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

Santander Holdings USA, Inc., Series C, 7.300%	130,067	$3,260,780

USB Capital VIII, Series 1, 6.350% (Z)	226,500	5,596,815

USB Capital X, 6.500% (Z)	92,400	2,314,620

USB Capital XI, 6.600%	211,000	5,367,840

Wells Fargo & Company, 8.000% (Z)	687,500	18,665,625

Wells Fargo Capital Trust IV, 7.000% (Z)	108,100	2,741,416

Consumer Finance 5.69%

HSBC Finance Corp., 6.000% (Z)	134,200	3,116,124

HSBC Finance Corp., 6.875% (Z)	400,000	9,940,000

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (Z)	297,000	6,768,630

SLM Corp., 6.000% (Z)	194,100	3,454,980

SLM Corp., Series A, 6.970% (Z)	147,391	5,748,249

Diversified Financial Services 31.01%

Bank of America Corp., 8.200% (Z)	260,000	6,565,000

Bank of America Corp., 8.625% (Z)	95,000	2,452,900

Bank of America Corp., Depositary Shares,
Series D, 6.204% (Z)	265,000	5,504,050

Citigroup Capital VII, 7.125%	200,000	4,876,000

Citigroup Capital VIII, 6.950%	610,000	14,457,000

Deutsche Bank Capital Funding Trust VIII, 6.375%	31,300	673,889

Deutsche Bank Capital Funding Trust X, 7.350%	86,400	2,122,848

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	237,000	5,334,870

Deutsche Bank Contingent Capital Trust III,
7.600% (Z)	496,000	12,400,000

Fleet Capital Trust VIII, 7.200% (Z)	480,000	11,692,800

General Electric Capital Corp., 6.000%	31,600	796,320

General Electric Capital Corp., 6.050%	30,000	767,700

General Electric Capital Corp., 6.625%	107,000	2,737,060

ING Groep NV, 6.125% (Z)	61,500	1,150,665

ING Groep NV, 7.050% (Z)	755,100	15,743,835

ING Groep NV, 7.200% (Z)	100,000	2,141,000

JPMorgan Chase & Company, Series E, 6.150%	14,300	717,860

JPMorgan Chase & Company, Series F, 5.720%	13,000	652,470

JPMorgan Chase & Company, Series G, 5.490%	16,200	812,916

JPMorgan Chase Capital X, Series J, 7.000% (Z)	487,000	12,681,480

JPMorgan Chase Capital XI, 5.875%	46,500	1,116,000

JPMorgan Chase Capital XXIX, 6.700%	560,000	13,832,000

Merrill Lynch Preferred Capital Trust III,
7.000% (Z)	366,400	8,544,448

Merrill Lynch Preferred Capital Trust IV,
7.120% (Z)	278,752	6,553,460

Merrill Lynch Preferred Capital Trust V,
7.280% (Z)	367,000	8,782,310

RBS Capital Funding Trust V, 5.900% (Z)	620,000	8,897,000

RBS Capital Funding Trust VII, 6.080% (Z)	220,000	3,102,000

Repsol International Capital Ltd., Series A, 7.450%	120,000	3,133,200

See notes to financial statements	Annual report | Preferred Income Fund	9

	Shares	Value
Insurance 11.15%

AEGON NV, 6.375% (Z)	450,900	$9,085,635

AEGON NV, 6.500% (Z)	123,000	2,500,590

Lincoln National Capital VI, Series F, 6.750% (Z)	175,800	4,178,766

MetLife, Inc., Series B, 6.500% (Z)	917,500	22,671,425

PLC Capital Trust IV, 7.250% (Z)	249,500	5,953,070

PLC Capital Trust V, 6.125% (Z)	256,000	5,629,440

Prudential PLC, 6.500% (Z)	149,500	3,634,345

RenaissanceRe Holdings Ltd., Series C,
6.080% (Z)	147,500	3,216,975

Real Estate Investment Trusts 6.18%

Duke Realty Corp., Depositary Shares, Series J,
6.625% (Z)	66,525	1,448,249

Duke Realty Corp., Depositary Shares, Series K,
6.500% (Z)	110,000	2,401,300

Duke Realty Corp., Depositary Shares, Series L,
6.600% (Z)	109,840	2,393,414

PFGI Capital Corp., 7.750% (Z)	796,000	20,238,300

Wachovia Preferred Funding Corp., Series A,
7.250% (Z)	205,000	5,075,800

Thrifts & Mortgage Finance 1.95%

Federal National Mortgage Association,
Series S, 8.250% (I)	80,000	27,200

Sovereign Capital Trust V, 7.750% (Z)	390,100	9,928,045

Telecommunication Services 8.18%		41,749,929

Diversified Telecommunication Services 0.11%

AT&T, Inc., 6.375% (Z)	21,000	554,400

Wireless Telecommunication Services 8.07%

Telephone & Data Systems, Inc., 6.625% (Z)	233,000	5,778,400

Telephone & Data Systems, Inc., Series A,
7.600% (Z)	816,553	20,634,294

United States Cellular Corp., 7.500% (Z)	582,460	14,782,835

Utilities 32.64%		166,567,789

Electric Utilities 16.73%

Duquesne Light Company, 6.500% (Z)	73,650	3,581,231

Entergy Louisiana LLC, 6.000%	200,000	5,096,000

Entergy Mississippi, Inc., 6.200%	83,500	2,114,220

Entergy Texas, Inc., 7.875%	50,200	1,426,182

FPC Capital I, Series A, 7.100% (Z)	540,000	13,856,400

FPL Group Capital Trust I, 5.875% (Z)	300,000	7,692,000

Georgia Power Capital Trust VII, 5.875% (Z)	250,600	6,290,060

HECO Capital Trust III, 6.500% (Z)	379,100	9,784,571

NSTAR Electric Company, 4.780% (Z)	15,143	1,288,101

PPL Electric Utilities Corp., Depositary Shares,
6.250% (Z)	230,000	5,541,574

PPL Energy Supply, LLC, 7.000% (Z)	554,610	14,475,321

Southern California Edison Company,
6.125% (Z)	119,000	11,264,100

Westar Energy, Inc., 6.100% (Z)	115,400	2,980,782

10	Preferred Income Fund | Annual report	See notes to financial statements

	Shares	Value
Multi-Utilities 15.91%

Baltimore Gas & Electric Company, Series 1995,
6.990% (Z)	40,000	$4,031,252

BGE Capital Trust II, 6.200% (Z)	647,000	15,883,850

Dominion Resources, Inc., Series A, 8.375% (Z)	383,000	10,907,840

DTE Energy Trust I, 7.800% (Z)	110,000	2,860,000

Interstate Power & Light Company, Series B,
8.375% (Z)	713,350	19,695,594

SCANA Corp., 7.700% (Z)	677,660	18,872,831

Xcel Energy, Inc., 7.600% (Z)	326,000	8,925,880

Common Stocks 1.48%		$7,570,131

(Cost $7,429,726)

Telecommunication Services 1.37%		6,990,131

Diversified Telecommunication Services 1.37%

AT&T, Inc.	115,000	2,983,100

Frontier Communications Corp.	30,004	229,231

Verizon Communications, Inc.	130,000	3,777,800

Utilities 0.11%		580,000

Gas Utilities 0.11%

Atmos Energy Corp.	20,000	580,000

		Maturity
	Rate	date	Par value	Value

Corporate Bonds 1.80%				$9,213,025

(Cost $10,182,396)

Energy 1.53%				7,810,000

Oil, Gas & Consumable Fuels 1.53%

Southern Union Company (7.200% to 11-1-11,
then 3 month LIBOR + 3.018%) (Z)	7.200%	11-01-66	$8,800,000	7,810,000

Utilities 0.27%				1,403,025

Electric Utilities 0.27%

Entergy Gulf States, Inc. (Z)	6.200	07-01-33	1,400,000	1,403,025

		Maturity
	Yield*	date	Par value	Value

Short-Term Investments 5.45%				$27,797,320

(Cost $27,797,320)

Short-Term Securities 5.45%				27,797,320

Federal Home Loan Discount Notes	0.060%	08-02-10	7,800,000	7,799,987

U.S. Treasury Bills	0.150	09-02-10	20,000,000	19,997,333

Total investments (Cost $785,822,281)† 148.89%				$759,884,240

Other assets and liabilities, net (48.89%)			($249,533,230)

Total net assets 100.00%				$510,351,010

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements	Annual report | Preferred Income Fund	11

Notes to Schedule of Investments

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 7-31-10. See Note 8.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 7-31-10 was $565,812,963. See Note 8.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 7-31-10, the aggregate cost of investment securities for federal income tax purposes was $785,839,743. Net unrealized depreciation aggregated $25,955,503, of which $26,244,366 related to appreciated investment securities and $52,199,869 related to depreciated investment securities.

The portfolio had the following country concentration as a percentage of total investments on 7-31-10:

United States	84%
United Kingdom	5%
Canada	4%
Netherlands	4%
Switzerland	2%
Other	1%

12	Preferred Income Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $785,822,281)	$759,884,240
Cash	18,485
Receivable for investments sold	1,000,339
Dividends and interest receivable	1,430,941
Other receivables and prepaid assets	48,626

Total assets	762,382,631

Liabilities

Committed facility agreement payable (Note 8)	249,300,000
Unrealized depreciation of swap contracts (Note 3)	2,522,341
Interest payable (Note 8)	24,325
Payable to affiliates
Accounting and legal services fees	6,779
Trustees’ fees	30,636
Other liabilities and accrued expenses	147,540

Total liabilities	252,031,621

Net assets

Capital paid-in	$609,269,688
Undistributed net investment income	403,788
Accumulated net realized loss on investments and swap agreements	(70,862,084)
Net unrealized appreciation (depreciation) on investments and
swap agreements	(28,460,382)

Net assets	$510,351,010

Net asset value per share
Based on 25,901,361 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$19.70

See notes to financial statements	Annual report | Preferred Income Fund	13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-10

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$50,631,972
Interest	1,859,592

Total investment income	52,491,564

Expenses

Investment management fees (Note 5)	5,261,291
Accounting and legal services fees (Note 5)	68,242
Transfer agent fees	41,082
Trustees’ fees (Note 5)	62,112
Printing and postage fees	154,829
Professional fees	178,432
Custodian fees	102,586
Interest expense (Note 8)	2,788,474
Stock exchange listing fees	24,040
Other	46,380

Total expenses	8,727,468
Less expense reductions (Note 5)	(369,183)

Net expenses	8,358,285

Net investment income	44,133,279

Realized and unrealized gain (loss)

Net realized loss on
Investments	(1,163,860)
Swap contracts (Note 3)	(5,153,328)
(6,317,188)
Change in net unrealized appreciation (depreciation) of
Investments	84,647,246
Swap contracts (Note 3)	3,789,504
88,436,750
Net realized and unrealized gain	82,119,562
Increase in net assets from operations	$126,252,841

14	Preferred Income Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	7-31-10	7-31-09

Increase (decrease) in net assets

From operations
Net investment income	$44,133,279	$41,722,367
Net realized loss	(6,317,188)	(50,982,019)
Change in net unrealized appreciation (depreciation)	88,436,750	2,930,474

Increase (decrease) in net assets resulting from operations	126,252,841	(6,329,178)

Distributions to shareholders
From net investment income	(38,541,225)	(40,153,384)
From tax return of capital	—	(3,923,140)

Total distributions	(38,541,225)	(44,076,524)

From Fund share transactions (Note 6)	—	951,553

Total increase (decrease)	87,711,616	(49,454,149)

Net assets

Beginning of year	422,639,394	472,093,543

End of year	$510,351,010	$422,639,394

Undistributed (accumulated distributions in excess of) net
investment income	$403,788	($25,002)

See notes to financial statements	Annual report | Preferred Income Fund	15

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows 7-31-10

This Statement of Cash Flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
7-31-10
Cash flows from operating activities

Net increase in net assets from operations	$126,252,841
Adjustments to reconcile net increase in net assets from operations to net cash used by operating activities:
Long-term investments purchased	(105,047,669)
Long-term investments sold	77,602,929
Increase in short-term investments	(15,997,379)
Net amortization of premium (discount)	(15,640)
Decrease in dividends and interest receivable	1,235,343
Decrease in payable for investments purchased	(3,072,012)
Increase in receivable for investments sold	(1,000,339)
Increase in other receivables and prepaid expenses	(26,683)
Decrease in unrealized depreciation of swap contracts	(3,789,504)
Increase in payable to affiliates	18,135
Increase in interest payable	9,755
Increase in other liabilities and accrued expenses	52
Net change in unrealized (appreciation) depreciation on investments	(84,647,246)
Net realized loss on investments	1,163,860

Net cash used by operating activities	($7,313,557)

Cash flows from financing activities
Borrowings from committed facility agreement payable	40,500,000
Distributions to shareholders	(38,541,225)

Net cash provided by financing activities	$1,958,775

Net decrease in cash	($5,354,782)

Cash at beginning of period	$5,373,267

Cash at end of period	$18,485

Supplemental disclosure of cash flow information

Cash paid for interest	$2,778,719

16	Preferred Income Fund | Annual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	7-31-10	7-31-09	7-31-08	7-31-07	7-31-06

Per share operating performance

Net asset value, beginning of year	$16.32	$18.28	$23.11	$23.85	$25.78
Net investment income[1]	1.70	1.61	2.04	2.13	2.24
Net realized and unrealized gain (loss) on investments	3.17	(1.86)	(4.44)	(0.25)	(1.66)
Distributions to Auction Preferred Shares (APS)	—	—	(0.42)	(0.55)	(0.45)
Total from investment operations	4.87	(0.25)	(2.82)	1.33	0.13
Less distributions to common shareholders
From net investment income	(1.49)	(1.56)	(1.86)	(1.86)	(1.86)
From net realized gain	—	—	(0.15)	(0.21)	(0.20)
From tax return of capital	—	(0.15)	—	—	—
Total distributions	(1.49)	(1.71)	(2.01)	(2.07)	(2.06)
Net asset value, end of year	$19.70	$16.32	$18.28	$23.11	$23.85
Per share market value, end of year	$18.88	$15.89	$17.35	$22.70	$23.63
Total return at net asset value (%)[2,3]	31.63	1.58	(12.70)	5.46	1.37
Total return at market value (%)[3]	29.56	4.21	(15.64)	4.56	10.37

Ratios and supplemental data

Net assets applicable to common shares, end of year
(in millions)	$510	$423	$472	$597	$614
Ratios (as a percentage of average net assets):
Expenses before reductions (excluding
interest expense)	1.27	1.35	1.39	1.02	1.01
Interest expense (Note 8)	0.60	1.18	0.30	—	—
Expenses before reductions (including
interest expense)	1.87	2.53	1.69	1.32[4]	1.31[4]
Expenses net of fee waivers (excluding
interest expense)	1.19	1.19	1.16	1.03	1.03
Expenses net of fee waivers (including
interest expense)	1.79	2.37	1.46	1.03[5]	1.03[5]
Net investment income	9.46	12.10	9.67	8.77[6]	9.14[6]
Portfolio turnover (%)	11	14	10	15	18

Senior securities

Total value of APS outstanding (in millions)	—	—	—[7]	$280	$280
Involuntary liquidation preference per unit
(in thousands)	—	—	—	$25	$25
Average market value per unit (in thousands)	—	—	—	$25	$25
Asset coverage per unit[8]	—	—	—	$78,080	$79,097
Total debt outstanding end of year (in millions)
(Note 8)	$249	$209	$223	—	—
Asset coverage per $1,000 of APS[9]	—	—	—	$3,130	$3,191
Asset coverage per $1,000 of debt[10]	$3,047	$3,024	$3,117	—	—

See notes to financial statements	Annual report | Preferred Income Fund	17

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the periods shown.
3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
4 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.91% for the years ended 7-31-07 and 7-31-06.
5 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.71% for the years ended 7-31-07 and 7-31-06.
6 Ratios calculated on the basis of net investment income relative to the average net assets of common shares.
Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 6.08%
and 6.33% for the years ended 7-31-07 and 7-31-06, respectively.
7 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party financial institution in order to redeem the APS. The redemption of all APS was completed on 5-28-08 (Note 8).
8 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
9 Asset coverage equals the net total assets plus APS divided by the APS of the Fund outstanding at period end.
10 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 8).

18	Preferred Income Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Preferred Income Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund began operations on August 27, 2002.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2010, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-10	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Stocks
Consumer Discretionary	$55,434,821	$55,434,821	—	—
Consumer Staples	10,662,438	—	$10,662,438	—
Energy	32,584,160	32,584,160	—	—
Financials	408,304,627	408,295,847	8,780	—
Telecommunication
Services	41,749,929	41,749,929	—	—
Utilities	166,567,789	139,435,349	27,132,440	—

Common Stocks
Telecommunication
Services	6,990,131	6,990,131	—	—
Utilities	580,000	580,000	—	—

Corporate Bonds
Energy	7,810,000	—	7,810,000	—
Utilities	1,403,025	—	1,403,025	—

Short-Term Investments	27,797,320	—	27,797,320	—

Total Investments in
Securities	$759,884,240	$685,070,237	$74,814,003	—

Other Financial Instruments
Interest Rate Swaps	(2,522,341)	—	(2,522,341)	—

Totals	$757,361,899	$685,070,237	$72,291,662	—

Annual report | Preferred Income Fund	19

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

FINANCIALS

Balance as of July 31, 2009	$18,396,050
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized gain (loss)	—
Net purchases (sales)	—
Net transfers in and/out of Level 3	(18,396,050)
Balance as of July 31, 2010	—

During the year ended July 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur after the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/ accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security

20	Preferred Income Fund | Annual report

entitlement in any Fund property, that is not segregated, to the extent of any overdraft to the maximum extent permitted by law.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $70,274,290 available to offset future net realized capital gains as of July 31, 2010. Net capital losses of $1,286,295, that are a result of security transactions occurring after October 31, 2009, are treated as occurring on August 1, 2010, the first day of the Fund’s next taxable year. The following table details the capital loss carryforward available as of July 31, 2010:

CAPITAL LOSS CARRYFORWARD EXPIRING AT JULY 31
2016	2017	2018

$895,650	$57,644,425	$11,734,215

As of July 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually. The tax character of distributions for the years ended July 31, 2010, and July 31, 2009, was as follows:

	JULY 31, 2010	JULY 31, 2009

Ordinary Income	$38,541,225	$40,153,384
Return of Capital	—	$3,923,140

As of July 31, 2010, the components of distributable earnings on a tax basis included $427,801 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Annual report | Preferred Income Fund	21

Note 3 — Derivative instruments

The Fund may invest in derivatives, including swap contracts, in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Swaps. The Fund may enter into interest rate swap agreements. Swap agreements are privately negotiated agreements between a Fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts on a periodic basis.

During the year ended July 31, 2010, the Fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of July 31, 2010, which are generally representative of the interest rate swap activity:

		PAYMENTS	PAYMENTS
	NOTIONAL	MADE	RECEIVED	EFFECTIVE	MATURITY	UNREALIZED
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	DATE	DEPRECIATION	MARKET VALUE

Bank of America	$70,000,000	4.37%	3 Month	11-15-07	11-15-10	($1,363,222)	($1,363,222)
			LIBOR (a)
Morgan Stanley	70,000,000	3.79%	3 Month	1-7-08	1-7-11	(1,159,119)	(1,159,119)
			LIBOR (a)

	$140,000,000					($2,522,341)	($2,522,341)

(a) At 7-31-10, the 3 month LIBOR rate was 0.45375%.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at July 31, 2010, by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Unrealized depreciation of	Interest rate	—	($2,522,341)
	swap contracts	swaps
Total			—	($2,522,341)

22	Preferred Income Fund | Annual report

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2010:

STATEMENT OF
	OPERATIONS	SWAP
RISK	LOCATION	CONTRACTS	TOTAL

Interest rate	Net realized	($5,153,328)	($5,153,328)
contracts	loss

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2010:

STATEMENT OF
	OPERATIONS	SWAP
RISK	LOCATION	CONTRACTS	TOTAL

Interest rate	Change in	$3,789,504	$3,789,504
contracts	net unrealized
appreciation
(depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 0.75% of the Fund’s average daily managed assets including any assets attributable to the Committed Facility Agreement (see Note 8) (collectively, managed assets). The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has limited the Fund’s management fee to the following: 0.65% of managed assets from August 22, 2008 until August 21, 2009; and 0.70% of managed assets from August 22, 2009 until August 26, 2010. Accordingly, the expense reductions related to the reduction in the management fee amounted to $369,183 for the year ended July 31, 2010.

The investment management fees incurred for the year ended July 31, 2010, were equivalent to an annual effective rate of 0.697% of the Fund’s average daily managed assets.

Annual report | Preferred Income Fund	23

Accounting and legal services. Pursuant to the Service Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. The accounting and legal services fees incurred for the year ended July 31, 2010, amounted to an effective rate of 0.01% of the Fund’s average daily managed assets.

Trustees expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions

The Fund is authorized to issue an unlimited number of common shares with no par value. There were no share transactions for the year ended July 31, 2010. The number of Fund shares reinvested during the year ended July 31, 2009, along with the corresponding dollar value were 75,197 and $951,553, respectively.

Note 7 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 8 — Committed Facility Agreement

The Fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $255 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one month LIBOR (reset daily) plus 0.85%. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the facility. Commitment fee for the year ended July 31, 2010, totaled $119,670 and is included in the interest expense in the Statement of Operations. As of July 31, 2010, the Fund had borrowings of $249,300,000 at an

24	Preferred Income Fund | Annual report

interest rate of 1.1550%, which are reflected on the Statement of Assets and Liabilities. During the year ended July 31, 2010, the average borrowing under the CFA and the effective average interest rate were $235,328,219 and 1.1849%, respectively.

The Fund may terminate the agreement with 60 days’ notice, if the Board of Trustees determines that the elimination of all indebtedness leveraging the Fund’s investments is in the best interests of the Fund’s shareholders. In addition, if certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination.

On October 30, 2009, the Fund entered into an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty three and one third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. Income earned from Lent Securities is recorded as a component of interest income on the Statement of Operations. During the year ended July 31, 2010, the Fund recorded $414 in income on Lent Securities.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated to $105,047,669 and $77,602,929, respectively, for the year ended July 31, 2010.

Annual report | Preferred Income Fund	25

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Preferred Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Preferred Income Fund (the “Fund”) at July 31, 2010, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2010

26	Preferred Income Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2010.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended July 31, 2010, 100% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders will be mailed a 2010 Form 1099-DIV in January 2011. This Form will reflect the total of all distributions that are taxable for calendar year 2010.

Annual report | Preferred Income Fund	27

Additional information

Unaudited

Investment objective and policy

The Fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The Fund seeks to achieve its objectives by investing in securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the Fund invests 25% or more of its total assets in the industries comprising the utilities sector, and at least 80% of its total assets in preferred securities and other fixed-income securities, that are rated investment grade or higher by Moody’s or Standard & Poor’s at the time of investment or in unrated securities determined by the Adviser to be of comparable credit quality.

Bylaws

Effective September 9, 2008, the Fund’s Bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Dividends and distributions

During the year ended July 31, 2010, dividends from net investment income totaling $1.488 per share were paid to common shareholders. The dates of payments and amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

August 31, 2009	$0.1240

September 30, 2009	0.1240

October 30, 2009	0.1240

November 30, 2009	0.1240

December 31, 2009	0.1240

January 29, 2010	0.1240

February 26, 2010	0.1240

March 31, 2010	0.1240

April 30, 2010	0.1240

May 28, 2010	0.1240

June 30, 2010	0.1240

July 30, 2010	0.1240

Total	$1.488

28	Preferred Income Fund | Annual report

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each shareholder will automatically have all distributions of dividends and capital gains reinvested by Mellon Bank, N.A., as Plan Agent (the Plan Agent), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check and mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend-disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to, or exceeds, their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/isd. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates.

When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account. The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased, as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividends to be reported on

Annual report | Preferred Income Fund	29

the 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 358015, Pittsburgh, PA 15252-8015 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

30	Preferred Income Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Preferred Income Fund (the Fund), met in-person on May 2–4 and June 6–8, 2010 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) between the Adviser and MFC Global Investment Management (U.S.), LLC (the Subadviser) on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. “Independent Trustees” are those individuals who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act). The Trustees are responsible for the oversight of operations of the Fund and perform the various duties required of directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established five standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee, each of which is composed entirely of Independent Trustees. Investment Performance Committee A is a standing committee of the Board and all members but one of the committee are Independent Trustees. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson, who also serves as Chairman of the Board’s Nominating, Governance and Administration Committee. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 2–4, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of comparable funds (the Peer Group) as determined by Morningstar, and its benchmark index; (b) information on the profitability of the Agreements to the Adviser and a discussion of “fall-out” benefits to the Adviser and its affiliates; (c) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; and (e) a summary of aggregate amounts paid by the Fund to the Adviser.

Annual report | Preferred Income Fund	31

At an in-person meeting held on May 2–4, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 2–4, 2010 meeting, the Board presented the Adviser and Subadviser with questions and requests for additional information and the Adviser and Subadviser responded to these requests with additional written information in advance of the June 6–8, 2010 Board meeting.

At an in-person meeting held on June 6–8, 2010, the Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement between the Adviser and the Subadviser with respect to the Fund, each for an additional one-year term. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser and the Subadviser; (b) the investment performance of the Fund and portfolio management of the Subadviser; (c) the advisory fees and the cost of the services and profits to be realized by the Adviser and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to the Adviser or its affiliates relating to the distribution of Fund shares and other services, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to the Adviser, the Subadviser, and their affiliates from their relationship with the Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and relied on its own business judgment in determining the factors to be considered in evaluating the materials that were presented to it and the weight to be given to each such factor. Each Trustee may have attributed different weights to the various items considered.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund. The Board reviewed the Adviser’s and Subadviser’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance department.

32	Preferred Income Fund | Annual report

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to such other clients under similar investment mandates, the services provided to such other clients as compared to the services provided to the Fund, the performance of such other clients, and other factors relating to such other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and those services they provide to other clients which, to the extent the other client is not a closed-end fund, may generally be attributable to the more burdensome regulatory and legal obligations of closed-end funds and the higher turnover of closed-end fund assets.

Fund performance

The Board, including the Independent Trustees, also reviewed and considered the performance history of the Fund. In preparation for the May 2–4, 2010 meeting, the Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that affect the Morningstar rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Morningstar Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2010 meetings, and noted that Fund performance and other information may be quite different as of the date of the Fund’s report to shareholders. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively longer periods of time, typically three to five years.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Preferred Income Fund	50.80%	0.67%	3.04%	N/A

BOA/ML Pref Stock Hybrid Sec Index	14.14%	–3.22%	–0.40%	N/A

Morningstar 15(c) Peer Group Median	64.12%	–9.84%	–4.06%	N/A

The Board noted that the Subadviser remained consistent with its investment style and adhered to its investment mandates.

Advisory and subadvisory fees and the cost of the services and profits to be realized by the Adviser and its affiliates from their relationship with the Fund

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other types of clients with similar investment mandates, including separately managed institutional accounts.

Annual report | Preferred Income Fund	33

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group median. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund. The Board reviewed the Fund’s Net Expense Ratio of 1.19%.

The Board noted that the investment advisory rate was higher than the Peer Group median. The Board also noted that the Fund’s Gross Expense Ratio was higher than the Peer Group median. The Board noted that the Fund’s Net Expense Ratio was below the Peer Group median. The Board favorably considered the impact of fee waivers towards ultimately lowering the Fund’s Gross Expense Ratio.

The Board also received and considered information relating to the Fund’s use of leverage and its impact on fees.

The Board received and reviewed statements relating to the Adviser’s financial condition and profitability with respect to the services it provides the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services provided to the Fund. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008.

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the methodologies involved in allocating such profit to the Subadviser.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds overseen by the Adviser share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

34	Preferred Income Fund | Annual report

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Agreement fee rate.

Other benefits to the Adviser and the Subadviser

The Board also took into account other ancillary or “fall-out” benefits that the Adviser, the Subadviser, or their affiliates may derive from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community, and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that the Subadviser may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Conclusion

The Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term and the Subadvisory Agreement between the Adviser and Subadviser with respect to the Fund for an additional one-year term. Based upon its evaluation of all these factors in their totality, the Board, including a majority of the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor listed above, or any group of factors listed above, as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The Board noted that contractual fee arrangements for the Fund reflect the results of several years of review by the Board and certain predecessor Trustees, and discussions between such Trustees (and predecessor Trustees) and the Adviser. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

Annual report | Preferred Income Fund	35

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2002	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2002	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2002	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation
(since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of
Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare
(health benefits company) (since 2007).

36	Preferred Income Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2002	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2002	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2002	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	250

President, John Hancock Financial Services (since 2010); Chairman and Director, John Hancock Advisers,
LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (until 2010);
Trustee, John Hancock Trust, John Hancock Funds II, and John Hancock retail funds (since 2005).

Annual report | Preferred Income Fund	37

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds
II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing
Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Vice President, John Hancock
Funds II and John Hancock Trust (since 2006); Senior Vice President, Product Management and
Development, John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Officer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2006); Secretary and
Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2007); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, Chief Compliance Officer, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and
Chief Compliance Officer, MFC Global Investment Management (U.S.), LLC (2005–2008).

38	Preferred Income Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Assistant
Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman Sachs (2005–
2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset Management (2003–2005).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock
Closed-End Funds (since 2009); Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2007); Assistant Treasurer, Fidelity Group of Funds (2005–
2007); Vice President, Fidelity Management Research Company (2005–2007); Assistant Treasurer,
Scudder Group of Funds (2003–2005); Director, Deutsche Asset Management (2003–2005).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2011; Mr. Ladner, Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012; and Mr. Boyle, Mr. Pruchansky, Ms. Jackson and Ms. McGill Peterson serve as Trustees for a term expiring in 2013.

2 Member of Audit Committee.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser or certain other affiliates.

Annual report | Preferred Income Fund	39

More information

Trustees	Officers	Investment adviser
Patti McGill Peterson,	Keith F. Hartstein	John Hancock Advisers, LLC
Chairperson	President and
James R. Boyle†	Chief Executive Officer	Subadviser
James F. Carlin		MFC Global Investment
William H. Cunningham	Andrew G. Arnott	Management (U.S.), LLC
Deborah C. Jackson*	Chief Operating Officer
Charles L. Ladner		Custodian
Stanley Martin*	Thomas M. Kinzler	State Street Bank and
Dr. John A. Moore	Secretary and Chief Legal Officer	Trust Company
Steven R. Pruchansky*
Gregory A. Russo	Francis V. Knox, Jr.	Transfer agent
John G. Vrysen†	Chief Compliance Officer	Mellon Investor Services

*Member of the Audit Committee	Charles A. Rizzo	Legal counsel
†Non-Independent Trustee	Chief Financial Officer	K&L Gates LLP

	Salvatore Schiavone	Independent registered
	Treasurer	public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HPI
For shareholder assistance refer to page 30

You can also contact us:	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

40	Preferred Income Fund | Annual report

PRESORTED
STANDARD
U.S. POSTAGE
1-800-852-0218	PAID
1-800-231-5469 TDD	MIS
1-800-843-0090 EASI-Line
www.jhfunds.com

P800A 7/10
9/10

ITEM 2. CODE OF ETHICS.

As of the end of the period, July 31, 2010, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $37,085 for the fiscal year ended July 31, 2010 and $42,487 for the fiscal year ended July 31, 2009. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit related fees billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates") amounted to $0 for the fiscal year ended July 31, 2010 and $7,143 for the fiscal year ended July 31, 2009.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,356 for the fiscal year ended July 31, 2010 and $3,258 for the fiscal year ended July 31, 2009. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $75 for the fiscal year ended July 31, 2010 and $0 for the fiscal year ended July 31, 2009. There were no other fees during the fiscal year ended July 31, 2010 and July 31, 2009 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended July 31, 2010, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,970,349 for the fiscal year ended July 31, 2010, and $9,670,064 for the fiscal year ended July 31, 2009.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of July 31, 2010.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995 – 2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — $1 – $ 10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982 – 2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — $1 – $ 10,000

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2010. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts .

PORTFOLIO MANAGER OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Gregory K. Phelps Other Investment Companies: 4 funds with assets of approximately $ 3.1 billion.

Other Pooled Investment Vehicles: None

Other Accounts: None

Mark T. Maloney Other Investment Companies: 4 funds with assets of approximately $ 3.1 billion.

Other Pooled Investment Vehicles: None

Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By: /s/ Keith F. Hartstein
      ------------------------------
      Keith F. Hartstein
      President and Chief Executive Officer

Date: September 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
      ------------------------------
      Keith F. Hartstein
      President and Chief Executive Officer

Date: September 22, 2010

By: /s/ Charles A. Rizzo
      -------------------------------
      Charles A. Rizzo |
      Chief Financial Officer

Date: September 22, 2010